UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2005

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

Delaware                           1-5740                             95-2039518
(State or other jurisdiction      (Commission File Number)      (I.R.S. Employer
of incorporation or organization)                                 Identification
                                                                            No.)

3050 East Hillcrest Drive
Westlake Village, California                                               91362
(Address of principal executive offices)                              (Zip Code)

                                 (805) 446-4800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 1.01.        Entry into a Material Definitive Agreement.

         On May 31, 2005, the Board of Directors (the "Board") of Diodes Incorporated (the "Company") appointed Dr. Keh-Shew Lu as the President and the Chief Executive Officer of the Company effective as of June 1, 2005.

         Dr. Lu will be entitled to an annual base salary of $300,000, as well as participation in the Company's Executive Bonus Plan. In addition Dr. Lu will receive an inducement grant of 180,000 shares of the Company's Common Stock granted under the Company's Incentive Bonus Plan. Under the terms of the Incentive Bonus Plan, 50% of the shares will become salable and transferable on the day following the third anniversary of Dr. Lu's appointment, and 50% will become salable and transferable on the day following the fourth anniversary of such appointment. If Dr. Lu voluntarily leaves the employment of the Company or is terminated for good cause, he will forfeit any stock not yet released to him. Dr. Lu will also receive a stock option to purchase 52,500 shares of the Company's Common Stock under the terms of the Company's 2001 Omnibus Equity Incentive Plan. The stock option vests in equal yearly installments on April 14, 2006, 2007 and 2008.

         On May 31, 2005, C.H. Chen, who had served as the President and the Chief Executive Office of the Company since March 2000, resigned from those positions, and was appointed as the Vice Chairman of the Company's Board of Directors, effective as of June 1, 2005. Mr. Chen will receive 40,000 shares of the Company's Common Stock granted under the Company's Incentive Bonus Plan. Under the terms of the Incentive Bonus Plan, 50% of the shares will become salable and transferable on the day following the third anniversary of Mr. Chen's appointment, and 50% will become salable and transferable on the day following the fourth anniversary of such appointment. If Mr. Chen voluntarily leaves the employment of the Company or is terminated for good cause, he will forfeit any stock not yet released to him. Mr. Chen will also receive a stock option to purchase 37,500 shares of the Company's Common Stock under the terms of the Company's 2001 Omnibus Equity Incentive Plan. The stock option vests in equal yearly installments on April 14, 2006, 2007 and 2008.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                             DIODES INCORPORATED
Date:    July 27, 2005                                   By    /s/ Carl C. Wertz
                                                      --------------------------
                                                                  Carl C. Wertz,
                                                         Chief Financial Officer